Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated January 16, 2009, to the Statement of Additional Information dated May 1, 2008, as previously supplemented on August 1, 2008, October 1, 2008, November 1, 2008, December 1, 2008 and December 29, 2008.

This supplement contains important information about the Funds of Wells Fargo Variable Trust (the “Trust”) referenced above.

At its May 2008 meeting, the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”) unanimously appointed Messrs. Isaiah Harris, Jr. and Mr. David F. Larcker to serve as members of the Advisory Board of the Trust effective on November 1, 2008, and nominated them to serve as Trustees of the Board, subject to election by shareholders if and at such time as a shareholders meeting would be called and held for such election. A special meeting of the shareholders of the Trust has been called and is expected to be held on February 27, 2009, for the purpose of enabling shareholders of record to vote on their election and the election of the other five nominees to the Board (all of whom are current independent Trustees): Mr. Peter G. Gordon, Ms. Judith M. Johnson, Ms. Olivia S. Mitchell, Mr. Timothy J. Penny and Mr. Donald C. Willeke. If the slate of nominees is elected, effective April 1, 2009, the Board will consist of seven Trustees, all of whom will be independent Trustees of the Trust. A Proxy Statement was mailed to record date shareholders on or about January 14, 2009. The Proxy Statement also confirms the time and location of the special meeting of shareholders.

Effective immediately, the Statement of Additional Information regarding the above-referenced Funds is amended as follows:

The following replaces the current U.S. Government Obligations section on page 12 of the Statement of Additional Information.

U.S. Government Obligations

U.S. Government obligations include U.S. Treasury obligations issued by the U.S. Government and securities issued by U.S. Government agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC’s Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009, by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.